Exhibit 10.25

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT dated as of November 21, 2005 (as it may be amended, restated, supplemented or modified from time to time, this “Agreement”), among the entities listed on the signature page hereof (collectively referred to as the “Pledgors” and individually as a “Pledgor”) and GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, the Parent Borrower and the Domestic Subsidiary Borrowers (as defined in the Prior Credit Agreement described below) are parties to that certain Credit Agreement dated as of February 17, 2004 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Prior Credit Agreement”), among the Parent Borrower, the Canadian Subsidiary Borrower, certain Domestic Subsidiary Borrowers party thereto, the Lenders party thereto (the “Prior Lenders”), Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent and Documentation Agent (the “Prior Administrative Agent”), Deutsche Bank Trust Company Americas, as Collateral Agent (the “Prior Collateral Agent”), General Electric Capital Corporation, as Collateral Agent, and JPMorgan Chase Bank, as Syndication Agent; and

WHEREAS, the Pledgors and the Prior Administrative Agent are parties to that certain Canadian Pledge Agreement dated as of February 17, 2004 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Prior Canadian Pledge Agreement”), pursuant to which each Pledgor pledged to the Collateral Agent the Collateral (as defined therein) to secure the due and punctual payment and performance of the Obligations; and

WHEREAS, the Prior Collateral Agent and the trustees for the holders of the Senior Secured Discount Notes and the Existing Senior Secured Notes entered into an Intercreditor Agreement dated as of February 17, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), which confirms the relative priority of the security interests of the Secured Parties, the holders of the Senior Secured Discount Notes and the holders of the Existing Senior Secured Notes in the Collateral; and

WHEREAS, prior to the execution of this Agreement, the Prior Collateral Agent resigned as “Collateral Agent” under the Prior Credit Agreement, the Security Documents (as defined in the Prior Credit Agreement) and the Collateral Agent succeeded the Prior Collaterla Agent as the “Collateral Agent” thereunder, all pursuant to that certain Consent and Amedment dated as of March 8, 2004 by and among the Prior Administrative Agent, the Prior Collateral Agent, the Collateral Agent, Deutsche Bank Trust Company Americas, as replaced Issuing Bank, LaSalle Business Credit, LLC, as replacement Issuing Bank, the Borrowers and the Prior Lenders; and

WHEREAS, the parties wish to amend and restate the Prior Credit Agreement in the form of that certain Amended and Restated Credit Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, the Canadian Subsidiary Borrower, the Domestic

Subsidiary Borrowers party thereto, the Lenders party thereto, Morgan Stanley Senior Funding, Inc., as Domestic B Agent, the Collateral Agent and General Electric Capital Corporation, as Domestic A Agent and Administrative Agent; and

WHEREAS, in connection with the amendment and restatement of the Prior Credit Agreement, the parties hereto desire to amen and restate the Prior Canadian Pledge Agreement in its entirety as set forth herein; and

WHEREAS, the Lenders have agreed to make Loans to the Borrowers and the Issuing Bank has agreed to issue Letters of Credit for the account of the Parent Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement; the Pledgors (other than the Canadian Subsidiary Borrower) have agreed to guarantee, among other things, all the obligations of the Borrowers under the Credit Agreement; and the Canadian Subsidiary Borrower has agreed to guarantee, among other things, all the obligations of the Parent Borrower and the Domestic Subsidiary Borrowers under the Credit Agreement; and

WHEREAS, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Pledgors of a Canadian Pledge Agreement in the form hereof to secure (a) the due and punctual payment by the Borrowers of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Loan Party to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all obligations of the Borrowers, monetary or otherwise, under each Swap Agreement that (i) is effective on the Effective Date with a counterparty that is a Lender (or an affiliate of a Lender) as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender (or an Affiliate thereof) at the time such Swap Agreement is entered into and (d) the due and punctual payment and performance of all monetary obligations of each Loan Party in respect of overdrafts and related liabilities owed to any of the Lenders (or any Affiliates thereof) or Wachovia Bank, National Association (or any Affiliates thereof) arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfers of funds (all the monetary and other obligations referred to in the preceding clauses (a) through (d) being referred to collectively as the “Obligations”).

ACCORDINGLY, each of the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agrees to amend and restate the Prior Canadian Pledge Agreement as follows:

SECTION 1.           Pledge. As general and continuing collateral security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a continuing security interest in all of the Pledgor’s right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it and listed on Schedule II hereto and any Equity Interests obtained in the future by the Pledgor and the certificates representing all such shares (the “Pledged Stock”); (b)(i) the debt securities listed opposite the name of the Pledgor on Schedule II hereto, (ii) any debt securities in the future issued to the Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt Securities”); (c) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (d) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), and (c) above, including any interest of such Pledgor in the entries on the books of the issuer of the Pledged Stock or any financial intermediary pertaining to the Pledged Stock; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Collateral”). Notwithstanding any of the foregoing, the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of common stock of any Foreign Subsidiary that is not a Loan Party, (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors’ or nominee’s qualifying shares, such qualifying shares, or (iii) any shares or other Equity Interests or debt securities issued by any Excluded Subsidiary.

Any stock certificates, notes or other securities now or hereafter included in the Collateral (the “Pledged Securities”) shall be accompanied by (a) stock powers of attorney duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supplement any prior schedules so delivered. If the constating documents of any Person listed under the heading “Issuer” in Schedule II hereto restrict the transfer of the securities of such Issuer, then the Pledgor will also deliver to the Collateral Agent a certified copy of a resolution of the directors or shareholders of such Issuer consenting to the transfer(s) contemplated by this Agreement, including any prospective transfer of the Collateral by the Collateral Agent upon a realization on the security constituted hereby in accordance with this Agreement.

Each Pledgor confirms that value has been given by the Collateral Agent and the Secured Parties to the Pledgor, that the Pledgor has rights in the Collateral (other than after-acquired property) and that the Pledgor and the Collateral Agent have not agreed to postpone the time for attachment of the security interests created by this Agreement to any of the Collateral. The security interests created by this Agreement will have effect and be deemed to be effective whether or not the Obligations or any part thereof are owing or in existence before or after or upon the date of this Agreement.

TO HAVE AND TO HOLD the Collateral, in accordance with, and to the extent consistent with, the Intercreditor Agreement, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.           Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral that have not been provided to the Prior Collateral Agent prior to the date hereof.

(b)           Each Pledgor will cause any Indebtedness for borrowed money owed to the Pledgor by the Parent Borrower or any Subsidiary to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

SECTION 3.           Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

(a)            the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto:

(b)           except for the security interest granted hereunder and except as permitted by the Credit Agreement, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(c)           the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and to execute, deliver and perform its obligations under this Agreement, and such execution, delivery and performance does not contravene any of the Pledgor’s constating documents or any agreement, instrument or restriction to which the Pledgor is a party or by which the Pledgor or any of the Collateral is bound and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

(d)           no consent which has not been obtained of any other Person (including stockholders or creditors of any Pledgor) and no consent or approval which has not been obtained of any Governmental Authority or any securities exchange is necessary to the validity of the pledge effected hereby;

(e)           by virtue of the execution and delivery by the Pledgors of this Agreement and the Intercreditor Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

(f)             the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein;

(g)           all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

(h)           all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof;

(i)            the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board or any successor thereto as of the date hereof;

(j)             this Agreement had been duly authorized, executed and delivered by the Pledgor and is a valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, subject only to bankruptcy, insolvency, liquidation reorganization, moratorium and other similar laws generally affecting the enforcement of creditor rights, and to the fact that equitable remedies (such as specific performance and injunction) are discretionary remedies; and

(k)           there is no existing agreement, option, right or privilege capable of becoming an agreement or option pursuant to which the Pledgor would be required to sell or otherwise dispose of any of the Pledged Securities.

SECTION 4.           Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement and the Intercreditor Agreement.

If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Pledgor (other than Securities or other investment property held in the Notes Collateral Account (as defined in the Intercreditor Agreement)) are held by such Pledgor or its nominee through a securities intermediary or commodity intermediary, such Pledgor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Pledgor or such nominee, or (ii) in the case of Financial Assets or other Investment Property (each as defined in the Canadian Security Agreement dated as of the date hereof between the Pledgors and the Collateral Agent) held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Pledgor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Collateral Agent agrees with each of the Pledgors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Pledgor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

SECTION 5.           Voting Rights; Dividends and Interest, etc. (a) In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, unless and until an Event of Default shall have occurred and be continuing:

(i)            Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii)           The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

(iii)          Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b)            In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall, subject to the provisions of the Intercreditor Agreement, be retained by the Collateral Agent, in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within [five] Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

(c)           In accordance with, and to the extent consistent with, the terms of, the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, and to the extent consistent with the Intercreditor Agreement, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

SECTION 6.           Remedies upon Default. In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may exercise all of the rights and remedies granted to secured parties under the Personal Property Security Act (Ontario) (the “PPSA”) and any other applicable statute, or otherwise available to the Collateral Agent at law or in equity. Without limiting the generality of the forgoing, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give a Pledgor such prior written notice of the Collateral Agent’s intention to make any sale of such Pledgor’s Collateral as may be required by the PPSA or other applicable law. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the

Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

SECTION 7.           Application of Proceeds of Sale. In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent pursuant to Section 2.17(b) of the Credit Agreement.

SECTION 8.           Reimbursement of Collateral Agent. (a) In accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, the Pledgors agree to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

(b)           Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor agrees to indemnify the Collateral Agent and the Indemnities (as defined in Section 10.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee.

(c)           Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.12(c) of the Credit Agreement.

SECTION 9.           Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor, upon the occurrence and during the continuance of a Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

Notwithstanding anything in this Section 9 to the contrary, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 9 unless it does so in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement.

SECTION 10.         Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to (i) any consent required in accordance with Section 10.02 of the Credit Agreement and (ii) the limitations in the Intercreditor Agreement.

SECTION 11.         Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

SECTION 12.         Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, for any reason the Collateral Agent desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the

Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. The Pledgors will bear all costs and expenses of carrying out their obligations under this Section 12. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 12 may be specifically enforced.

SECTION 13.         Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

SECTION 14.         Termination or Release. (a) This Agreement and the pledge of Pledged Securities shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Obligations (other than contingent obligations for which no claim has been made) have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit has been delivered to the Administrative Agent as required by the Credit Agreement) and no commitments of the Agents or the Lenders which would give rise to any Obligations are outstanding. Upon payment in full in cash of the outstanding Obligations and the expiration or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgors or any other Person entitled thereto. Upon such termination, the Administrative Agent will authorize the filing of appropriate UCC termination statements to terminate such security interests and shall, at the expense of the Pledgors, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence the termination of such security interests or the release of such Collateral, as applicable.

(b)           A Pledgor shall automatically be released from its obligations hereunder and the pledge of the Collateral of such Pledgor shall be automatically released in the event that all of the capital stock of such Pledgor shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Parent Borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer, or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c)           Upon any sale or other transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise, or upon the effectiveness of any written consent of the release of the security interest granted hereby in any Collateral pursuant to Section 10.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d)           If any of the 2004 Notes First Lien Collateral (as defined in the Intercreditor Agreement) shall become subject to the release provisions set forth in Section 5.1(c) of the Intercreditor Agreement, such Collateral shall be automatically released from the Security Interest to the extent provided in Section 5.1(c) of the Intercreditor Agreement.

(e)           In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) above, the Collateral Agent shall execute and deliver to the Grantors, at the Grantors’ expense, all UCC termination statements and similar documents which the Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements or release documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

SECTION 15.         Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Pledgor shall be given to it at the address for notices set forth on Schedule I.

SECTION 16.         Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent, in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement, may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

SECTION 17.         Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. If all of the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Borrower pursuant to a transaction permitted by Section 6.06 of the Credit Agreement, such Pledgor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

SECTION 18.         Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Bank, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

(b)           In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 19.         Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

SECTION 20.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, when taken together,

shall constitute a single contract, and shall become effective as provided in Section 17. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 21.         Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 22.         Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Ontario court or federal court of Canada sitting in such jurisdiction, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in Ontario or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

(b)           Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Ontario or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 23.         Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 24.         Additional Pledgors. Pursuant to Section 5.12 of the Credit Agreement, each Loan Party organized under the laws of Canada or any province thereof (a “Canadian Subsidiary”) that was not in existence or not a Loan Party on the date of the Credit Agreement is required to enter in this Agreement as a Pledgor upon becoming a Loan Party. Upon execution and delivery by the Collateral Agent and a Canadian Subsidiary of an instrument in the form of Annex 1, such Canadian Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

SECTION 25.         Subject to Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.

SECTION 26.         Reaffirmation of Pledgor Obligations. This Agreement constitutes an amendment and restatement of the Prior Canadian Pledge Agreement. Each of the parties hereto acknowledges and agrees that the Obligations represent, among other things, the amendment, restatement, renewal, extension, consolidation and modification of the obligations of Pledgors under the Prior Canadian Pledge Agreement. Each of the parties hereto further acknowledges and agrees that this Agreement supercedes and replaces the Prior Canadian Pledge Agreement but does not extinguish the obligations thereunder and that by entering into and performing its obligations hereunder, this transaction does not constitute a novation. Each of the parties hereto further acknowledges and agrees that the pledge granted to the Prior Administrative Agent for the benefit of itself and the parties entitled to benefits of the Prior Canadian Pledge Agreement (including, without limitation, each Lender, the Issuing Bank or any Agent party to the Prior Credit Agreement, and their respective successors and assigns) shall remain outstanding and in full force and effect in accordance with the terms hereof and the other Loan Documents and shall continue to secure the Obligations without interruption or impairment of any kind and all such security interests are hereby ratified, confirmed and continued.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year fist above written.

GRANTOR:	UNIPLAST INDUSTRIES CO.

By:
Name:
Title:

COLLATERAL AGENT:	GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT

Schedule I to the

Amended and Restated Canadian Pledge Agreement

PLEDGORS

Name	Address

Uniplast Industries Co.	1475 Woodfield Road, Suite 700 Schaumberg, Illinois 60173

Schedule II to the

Amended and Restated Canadian Pledge Agreement

CAPITAL STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Shares

Uniplast US Inc.	R-1	Uniplast Industries Co.	1000 preferred shares	100% (of preferred shares)

DEBT SECURITIES

1.                                       The following Intercompany Notes:

	Intercompany Note	Date
1.	Intercompany Note	2/17/04
2.	Intercompany Note issued by Uniplast Holdings, Inc. to Uniplast Industries Co.	5/27/03
3.	Intercompany Note issued by Pliant Corporation to Uniplast Industries Co.	5/27/03
4.	Intercompany Note issued by Pliant Packaging of Canada, LLC to Uniplast Industries Co.	5/27/03
5.	Intercompany Note issued by Pliant Solutions Corporation to Uniplast Industries Co.	5/27/03

Annex 1 to the

Amended and Restated Canadian Pledge Agreement

SUPPLEMENT NO.       dated as of                , 20    , to the AMENDED AND RESTATED CANADIAN PLEDGE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the “Canadian Pledge Agreement”) dated as of November 21, 2005, among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (each a “Pledgor” and collectively, the “Pledgors”) and GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below)

A.            Reference is made to (a) the Amended and Restated Credit Agreement dated as of November 21, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, the subsidiaries of the Parent Borrower party thereto as domestic subsidiary borrowers, the Canadian Subsidiary Borrower, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as Domestic B Agent, General Electric Capital Corporation, as Domestic A Agent and Administrative Agent, and the Collateral Agent and (b) the Amended and Restated Guarantee Agreement dated as of November 21, 2005 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among certain of the Pledgors party thereto and the Administrative Agent.

B.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

C.            The Pledgors have entered into the Canadian Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Loan Party organized under the laws of Canada or any province thereof (a “Canadian Subsidiary”) that was not in existence or not a Loan Party on the date of the Credit Agreement is required to enter into the Canadian Pledge Agreement as a Pledgor upon becoming a Loan Party. Section 24 of the Canadian Pledge Agreement provides that such Canadian Subsidiaries may become Pledgors under the Canadian Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Canadian Subsidiary (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Canadian Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Pledgor agree as follows:

SECTION 1.           In accordance with Section 24 of the Canadian Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Canadian Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the

New Pledgor hereby agrees (a) to all the terms and provisions of the Canadian Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Canadian Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor’s right, title and interest in and to the Collateral (as defined in the Canadian Pledge Agreement) of the New Pledgor. Each reference to a “Pledgor” in the Canadian Pledge Agreement shall be deemed to include the New Pledgor. The Canadian Pledge Agreement is hereby incorporated herein by reference.

SECTION 2.           The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.           This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.           The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

SECTION 5.           Except as expressly supplemented hereby, the Canadian Pledge Agreement shall remain in full force and effect.

SECTION 6.           THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

SECTION 7.           In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Canadian Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.           All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Canadian Pledge Agreement. All communications and

2

notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto.

SECTION 9.           The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

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3

IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Canadian Pledge Agreement as of the day and year first above written.

NEW PLEGDOR:

[NAME OF NEW PLEDGOR]

By:
Name:
Title:

COLLATERAL AGENT:

GENERAL ELECTRIC CAPITAL
CORPORATION, AS COLLATERAL AGENT

By:
	Name:	Brian E. Johnson
	Title:	Executive Vice-President

Schedule I to

Supplement No.

to the Amended and Restated Canadian Pledge Agreement

Pledged Securities of the New Pledgor

CAPITAL STOCK

Issuer	Number of Certificate	Registered Owner	Number and Class of Shares	Percentage of Shares

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date